ADVANCES FROM THE FEDERAL HOME LOAN BANK (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Jun. 30, 2011
2013	$ 9,810	$ 3,184
2014	7,555	7,810
2015	2,366	7,555
2016	623	2,366
2017	431	623
2018	2,328	431
2019	3,249	2,328
2020-2030	703	952
Federal Home Loan Bank, Advances	27,065	25,249
Premium assigned to borrowings in Frankfort First acquisition, net of amortization	0	12
Long-term Federal Home Loan Bank Advances, Total	$ 27,065	$ 25,261